Heartland Express to Acquire Contract Freighters Truckload August 22, 2022

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements generally may be identified by words such as “anticipates,” “believes,” “estimates,” “plans,” “projects,” “expects,” “hopes,” “intends,” “will,” “could,” “may,” and terms and phrases of similar substance. In this presentation, forward-looking statements cover matters such as expected closing dates, expected earnings accretion, estimated historical and pro forma financial information, estimated adjusted operating ratios and debt repayment, and predictions concerning other financial measures, synergies, operating plans, and future operations. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Accordingly, actual results may differ from those set forth in the forward-looking statements. Readers should review and consider the factors that may affect future results and other disclosures by Heartland in its press releases, stockholder reports, Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission. We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information. Non-GAAP Measures Adjusted operating expenses as set forth in the appendix is based upon operating expenses, net of fuel surcharge revenue and the gain on sale of a terminal property. Adjusted operating ratio as set forth in in the appendix is based upon operating expenses, net of fuel surcharge revenue and the gain on sale of terminal property, as a percentage of operating revenue excluding fuel surcharge revenue. Our estimate of run rate adjusted operating ratio also (i) adds back the after-tax impact of intangible asset amortization and (ii) adds or subtracts certain other infrequent or unusual items, which may include, for example, gains or losses associated with the disposition of certain asset and certain transaction-related expenses, and which may vary over time. These financial measures supplement our GAAP results in evaluating certain aspects of our business, including the transaction. We believe that using these measures improves comparability because they remove the impact of items that, in our opinion, do not reflect core operating performance. We believe our presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts the same information that we expect to use internally for purposes of assessing the transaction and our core operating performance. Adjusted operating expenses and adjusted operating ratio are not substitutes for operating expenses or operating ratio measured in accordance with GAAP. There are limitations to using non-GAAP financial measures. Although we believe that adjusted operating expenses and adjusted operating ratio improve comparability in analyzing our period-to-period performance, they could limit comparability to other companies in our industry if those companies define such measures differently. Because of these limitations, adjusted operating expenses, and adjusted operating ratio should not be considered measures of income generated by our business or discretionary cash available to us to invest in the growth of our business. Management compensates for these limitations by primarily relying on GAAP results and using non-GAAP financial measures on a supplemental basis. We cannot estimate on a forward-looking basis, the impact of certain income and expense items on run rate adjusted operating ratio, because these items, which could be significant, may be infrequent, are difficult to predict, and may be highly variable. As a result, we do not provide a corresponding GAAP measure for, or reconciliation to, our estimate of run rate adjusted operating ratio. Special notices for forward-looking statements & non-GAAP measures 2

Compelling strategic rationale – Heartland + CFI

SIGNIFICANT SCALE ADVANTAGE

- Formation of the 8th largest truckload player
- Creating the 3rd largest irregular route TL player
- Purchasing and administrative economies of scale

NETWORK SYNERGIES AND OPTIMIZATION

- CFI's strong north-south midwestern corridor and US-Mexico cross-border expertise capitalize on growing near-shoring volumes
- Network optimization and insourcing to Heartland's own network

ATTRACTIVE FINANCIAL CASE

- Transaction expected to be immediately accretive to EPS
- Consolidated adjusted operating ratio of 85.0% or below within three years after the closing
- Low pro forma net leverage of 1.25x with plan to repay all transaction indebtedness within four years after closing

By the numbers[1]

$1,395mm
LTM 6/30/2022 Revenue[2,3]

$260mm
LTM 6/30/2022 Operating Cash Flow[3]

~5,550
Tractors[4]

~17,800
Trailers

30
Owned Facilities

Note: [1] All metrics PF for combination of Heartland, Smith and CFI; [2] Reflects revenue including fuel surcharge; [3] Pro forma for the Smith Transport and CFI acquisitions. Adjusted to include Smith results for the 11 months ended 5/31/2022 as the transaction closed on 5/31/2022 and June Smith results are included in Heartland reported figures; [4] Tractors includes owner operators

SERVICE for Success
3

Transaction overview

PURCHASE PRICE	■ Enterprise value of $525 million, plus cash, minus assumed debt, minus transaction expenses, plus retained pre-closing claims amount, plus or minus a working capital adjustment
STRUCTURE	■ Purchase of 100% of the equity of Transportation Resources, Inc., the parent of Contract Freighters and the Mexican entities that make up CFI Logistica ■ Contract Freighters non-dedicated U.S. dry van and temperature-controlled truckload businesses ■ Transaction perimeter excludes CFI Dedicated business (historical Transport America and UPS Ground Freight dedicated truckload business) and CFI's United States truckload brokerage business
EXPECTED EARNINGS ACCRETION	■ Transaction is expected to be immediately accretive to earnings excluding transaction costs
FINANCING	■ Acquisition funded through mix of acquisition debt and cash on balance sheet ■ ~$450 million 5-year Term Loan A ■ ~$100 million cash from balance sheet ■ ~$100 million new line of credit agreement (undrawn at close)
EXPECTED LEVERAGE	■ Expected net leverage ratio of 1.25x immediate after closing ■ Expect repayment of all transaction indebtedness within four years after closing
CLOSING	■ Expected to close in the third quarter of 2022, subject to regulatory approval

SERVICE for Success
4

5 CFI at a glance Key Stats (Est. July 2022 unless otherwise noted) CFI Truckload CFI Temp-Control CFI Logistics Brands Truckload Temp-Control Logistica Primary Services Over-The-Road Temp-Control Mexico: cross-border LTL, in-country TL LTM 6/30/2022 revenue (excl. FSC and eliminations) $409 million $36 million3 $31 million Top End Markets4 Geographies3 U.S. 100% - Mexico - 100% Retail (46%) Manufactured goods (21%) Transportation & Logistics (16%) Manufactured goods (26%) Transportation & Logistics (26%) Food & Beverage (42%) Manufactured goods (46%) Transportation & Logistics (36%) Food & Beverage (17%) 1 Excludes owner operators; 2 Represents LTM 6/30/2022; 3 Not pro forma, only includes D&D sexton revenue since November 2021; 4 Based on 2021 revenue mix Tractor count1 ~2,100 Trailer count ~8,000 Avg. length of haul ~800 miles Revenue2,3 $575mm ◼ Includes OTR operations of CFI, Transport America, D&D Sexton, and Midwest Coast, plus CFI Logistica ◼ Excludes the Dedicated operations of Transport America and TForce Freight (former UPS Ground Freight) and the U.S. brokerage unit of CFI, which are being retained by TFIRevenue, excl. FSC2,3 $477mm Age 7.0 yrs Age 2.0 yrs # of owner operators ~250 100% -

6 2021 truckload revenue ($ millions)1 Creating a top 10 player 3,526 3,374 1,900 1,789 1,568 1,457 607 1,304 1,101 1,000 734 689 607 574 555 526 521 494 474 440 526 189 0 500 1000 1500 2000 2500 3000 3500 #1 #2 #3 #4 #5 #6 #7 PF #8 #9 #10 #11 #12 #14 #15 #17 #18 #19 #20 4,098 3 1,323 2 8th Largest Truckload Carrier Note: 1 Rankings based on Transport Topics 2022 Top Truckload / Dedicated Carriers rankings, ranked by 2021 full year revenue including fuel surcharge; 2 Heartland pro forma revenue includes 2021 revenues from Heartland, CFI and Smith for illustrative purposes; combined tractors as of July 2022; 3 CFI revenue is pro forma adjusted and includes fuel surcharge and CFI Logistica revenues; 4 Based on company estimates; 5 Includes company drivers and owner-operators, except LSTR is 100% owner-operators; 6 Knight does not segregate irregular route revenue. Revenue includes irregular, dedicated, refrigerated, expedited, flatbed, and cross-border. Tractors include refrigerated, expedited, flatbed, and cross-border; 7 Landstar has 11,057 ICs, but not an allocation to van only. On a percentage of revenue basis, they likely have 7,700 ICs for van only; 9 Estimate of the pro forma impact of the deBoer acquisition; 9 Includes irregular route, regional, expedited, and temperature controlled. WERN provides revenue as net of FSC only 3rd Largest Irregular Route TL Player Heartland Express & Millis Transfer Smith TransportCFI 2021 irregular route truckload revenue ($ millions)4 2021 Revenue (including FSC) 2021 YE Tractors5 #1 KNX $4,0986 13,2006 #2 LSTR (Van Only) $3,526 ~7,7007 PF $1,395 5,550 #3 SNDR $1,115 ~5,3008 #4 USX $838 3,442 #5 JBHT $796 2,235 #6 WERN $7129 3,1059 2

Uniting two highly complementary networks

Pro forma company terminal locations



WA
OR
CA
ID
NV
UT
AZ
MT
WY
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
NJ
MD
DC
DE
VT
NH
MA
CT
RI
ME
BC
BS
SO
CH
CO
DG
SI
NL
TM
ZA
SL
AG
NA
JA
GJ
QT
HG
DF
TL
MI
MX
PU
MO
GR
CL
VE
TB
OA
CS
CM
YU
QR

- 80% of existing Heartland terminals are within 200 miles of the 25 largest cities in the US
- CFI provides complementary network, allowing Heartland to expand its presence throughout US and Mexico
  - 30+ drop lots
  - Opportunity to consolidate multiple drop lots, enhance driver amenities, insource maintenance
  - Top 3 through-trailer U.S./Mexico operator

Heartland Network

- Heartland headquarters
- Millis headquarters
- Smith Transport headquarters
- Heartland terminals
- Millis Training/terminals
- HTLD & Millis joint Training/terminals

CFI Network

- Service line headquarters
- Truckload
- Temp-Control
- Mexico
- Owned property

Note: Map represents full network; Owned property flag may represent multiple facilities

7

8 Attractive pro forma business profile ($ millions) Heartland Express & Millis Transfer & Smith Transport + CFI = Pro Forma Tractors1,2 ~3,200 ~2,350 ~5,550 Average age 1.9 yrs. 2.0 yrs. 2.0 yrs. Trailers1 Average age ~9,800 4.6 yrs. ~8,000 7.0 yrs. ~17,800 5.6 yrs. Revenue by Segment ◼ Truckload ◼ Temp-Control ◼ Logistica (Mexico) Commodity mix3 ◼ Retail ◼ Food & beverage ◼ Consumer ◼ Paper ◼ Auto ◼ Other Key Customers ◼ 1-5 ◼ 6-10 ◼ All others 100% 94% 4% 2% 40% 12% 19% 9% 3% 17% 37% 6%25% 10% 22% 39% 10%21% 6% 6% 19% 86% 8% 6% 35% 14% 52% 36% 9% 55% 25% 11% 64% Note: 1 Heartland & Smith tractor/trailer count as of 7/31/2022; CFI tractor/trailer count as of 7/31/2022 and includes leased tractors and trailers; 2 Includes Owner Operators; 3 Heartland commodity mix as of Q2 2022 and includes Smith; CFI commodity mix as of FY 2021

9 Track record of successful integrations and delivering results The Heartland difference Revenue Enhancement Operating ratio improvement Mid-90s Sub-80s At acquisition Today Significant improvement in operating ratio ✓ Network management across consolidated customer and driver base to enhance revenue per truck and manage unpaid miles ✓ Leveraged larger scale and purchasing power for tractors and trailers ✓ Capitalized on economies of scale at key vendors – fuel, tires, parts, and services ✓ Focused efforts on overall cost control and operating discipline MILLIS CASE STUDY 30% increase in revenue ex. FSC per tractor from Sept 2019 to July 2022

10 Delivering best-in-class cash flows and OR through cycle 82.9% 81.9% 84.0% 80.2% 78.9%3 2018 2019 2020 2021 LTM 2Q22 Heartland’s Adjusted Operating Ratio1,2 $147 $146 $179 $123 $1193 2018 2019 2020 2021 LTM 2Q22 Heartland’s Operating Cash Flows ($ millions) Note: 1 Operating Ratio calculated as Operating Expenses divided by Revenue before fuel surcharge; 2 Non-GAAP measure. Includes adjustment to remove gain on sale of terminal property in California sold in May 2022; 3 Reflects 1 month Smith financials following closing on 5/31/2022, and as a result, June actuals are reported within Heartland LTM 6/30/2022 results All transaction related indebtedness expected to be repaid within four years after closing

11 Key takeaways Creating a top 10 player in truckload and among the largest based on irregular route, asset-based truckload capacity CFI has strong north- south midwestern corridor and US-Mexico cross-border expertise Consolidated adjusted operating ratio of 85.0% or below within three years after the closing, consistent with prior integration track record Low pro forma leverage of 1.25x with plan to repay all transaction indebtedness within four years after closing Transaction is immediately accretive to EPS 1 2 3 4 5

S T R I C T L Y P R I V A T E A N D C O N F I D E N T I A L AppendixAppendix

13 Heartland operating ratio reconciliation Heartland historical standalone ($ millions) FY 2018 FY 2019 FY 2020 FY 2021 LTM Q2 2022 Revenue $611 $597 $645 $607 $640 Revenue, excluding fuel surcharge $526 $522 $584 $531 $539 Operating expenses 521 503 552 502 453 Less: fuel surcharge (85) (75) (62) (76) (101) Plus: gain on sale of terminal property1 0 0 0 0 73 Adjusted operating expenses1 $436 $428 $490 $426 $425 % operating ratio 85.3% 84.2% 85.5% 82.6% 70.7% % adjusted operating ratio1 82.9% 81.9% 84.0% 80.2% 78.9% Source: Company information and public filings 1 Non-GAAP adjustment. Excludes gain on sale of terminal property in California sold in May 2022